UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2013

Date of reporting period :	December 1, 2012 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMWX

Putnam Emerging Markets Income Fund

Annual report
11|30|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Emerging Markets
Income Fund

Annual report
11 | 30 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	23

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 3 and 9–11 for additional performance information. For the period, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index – Emerging Markets Global Diversified.

2	Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Emerging-market debt [EMD] as an asset class struggled in the fund’s first fiscal period, from inception in March through the end of November 2013. Could you describe the general environment for EMD and discuss why the fund underperformed its benchmark?

In general, higher interest rates made this a difficult period for EMD investors. The rise in rates in the United States led many investors to move money out of emerging-market sovereign and corporate debt, which were perceived to be too risky relative to “safer” developed-market debt securities offering higher-trending yields. Also, investors moved out of emerging-market equities, which put downward pressure on emerging-market currencies and amplified the decline in EMD.

The fund’s positions in some of the more liquid areas of local-currency EMD led to the fund’s underperformance of its benchmark. Historically, when investor capital has moved out of emerging markets, the first line of trading occurs in the deeper, more liquid markets of countries such as Mexico and Brazil. This was again the case during the fund’s fiscal period, though the poor performance of the Mexican securities was not a reason, in our view, to exit those positions.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 3/27/13 (commencement of operations) to 11/30/13. See pages 2 and 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Emerging Markets Income Fund	3

Could you describe the fund’s overall approach to investing in emerging-market debt?

The fund has been focusing its investments in three types of EMD. The first is sovereign, or government, debt that is denominated in U.S. dollars (also called external debt). The second is government debt that is denominated in local currencies (local debt). And the third is corporate debt that is primarily denominated in U.S. dollars. Each of these areas of EMD offers its own special forms of risk and reward potential. By combining them, we seek to build a portfolio that provides investors with access to all the major areas of EMD opportunity.

How was the fund positioned with respect to these different types of debt?

Our strategy during the period with respect to external debt was to maintain an overweight position, relative to the benchmark, in certain higher-yielding government bonds. While these positions may be perceived as riskier in terms of credit risk, they are generally short-term bonds, which means they are less exposed to the negative effects of rising interest rates. We maintained this strategy as we believe this generally can provide the portfolio with a yield advantage, assuming the market is not caught up in a risk-aversion trend that leads to a widespread sell-off of EMD.

In terms of local-currency debt, we maintained exposure to some of the more liquid areas of the market. Mexico and Brazil, which as I mentioned bore the brunt of the

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Cash and net other assets, if any, represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4	Emerging Markets Income Fund

local-currency sell-off, are two countries whose debt we held and which proved to be a drag on relative and absolute performance. We maintained our positions in Mexico, but dramatically reduced the fund’s positions in Brazil.

In the area of corporate debt, the portfolio emphasized what we consider higher-quality emerging-market bonds in the BBB to single A range, including securities that are of short- to medium-term maturity profiles, which makes for lower interest-rate risk. This strategy did not undergo any significant change during the period.

Mexico recently instituted a historic change in deciding to allow foreign companies to help access its oil resources. Does that play into your strategy regarding maintaining Mexico’s local debt?

The change was a significant, even unprecedented, constitutional shift in Latin America. As a state-run enterprise, the oil industry had struggled to stay abreast of developments in drilling technology. The country had what many considered to be easily accessible oil, which it depleted, while the remainder of its substantial reserves appear to be in deeper offshore locations or require more sophisticated drilling techniques to be viable. The Mexican government proved unable to do

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund	5

this alone, while the foreign companies that could have done it were constitutionally barred from sharing in any profits. In our view, the opening of this industry will be a major tailwind for Mexico’s growth — even in the preparatory infrastructure development that the constitutional reform will facilitate — and will put the country in an even better position to share in the potential benefits of U.S. growth. We believe this does hold out significant future potential for the country’s sovereign and oil-industry-related debt securities to perform well.

At the semiannual period, you discussed your position with respect to Argentina’s and Venezuela’s debt. Have there been any developments there?

Argentina is the largest sovereign exposure in the fund, but it faces a series of debt-related challenges. Somewhat uniquely, Argentina unilaterally restructured its debt after its last default in 2002. Most of the country’s creditors accepted the new terms of repayment, while a group of holdouts, particularly one large U.S. hedge fund, has repeatedly brought its case to U.S. court to seek more favorable terms of repayment.

The legal mechanics are progressing largely as we expected. The appeals process is quite lengthy, and a possible hearing at the U.S. Supreme Court could potentially take us well into 2015 or 2016 until the issue is finally

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Emerging Markets Income Fund

resolved. By that time, Argentine politics may well have changed significantly on the heels of recent elections, which doused the current ruling party’s chances at a new term, and opened the door to more substantive negotiations with the country’s past creditors.

As we discussed in June 2013, Venezuela had a change in leadership following the death of Hugo Chávez, whose handpicked successor, Nicolás Maduro, led the then-recent elections by a smaller-than-expected margin. While he has since made some pragmatic-seeming political appointments, fundamental economic improvement remained elusive through the end of November 2013. Although the country has a robust oil trade and some cash reserves, it is burning through those assets at a fast pace as its economic fundamentals have deteriorated.

In the portfolio, we own U.S.-dollar-denominated Venezuelan sovereign debt that matures in the next couple of years, and we believe Venezuela is capable of covering these obligations, though we will continue to keep a close watch on the situation.

What are your expectations for EMD in the opening of 2014?

We do expect rates may drift higher, particularly as tapering gets under way, which may put continued pressure on EMD. In our estimation, we are transitioning from a world in which central banks have had to initiate and maintain extraordinarily loose fiscal and monetary policy to a more normalized world of recovery and growth. Such transitions can be hard to manage — witness the interest-rate and market volatility in May and June of 2013 — and we believe that may act as a damper on EMD performance as we head into 2014.

However, we also believe developed world growth could function as a strong tailwind for emerging markets in the coming months. Positive growth means positive demand for commodities, which is generally favorable

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Emerging Markets Income Fund	7

for emerging-market economies. We also expect that inflation may remain low — a critical condition to help emerging markets thrive. Lastly, while EMD may not be poised for dramatic appreciation overall, we do think attractive opportunities will continue to present themselves among the highly diverse EMD opportunity set.

Thank you, Kevin, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Fund dividend increase

During the period, Putnam Emerging Markets Income Fund increased its monthly dividend rate from $0.030 per share to $0.036 per share. This 20% rise in distributable income was the result of an increase in interest income earned in the fund.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Kevin, your fund’s portfolio managers are Paul D. Scanlon, CFA®, and Michael J. Atkin.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

8	Emerging Markets Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from the fund’s commencement of operations (March 27, 2013) through November 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 11/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–6.68%	–10.41%	–7.19%	–11.73%	–7.18%	–8.09%	–6.83%	–9.86%	–6.52%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Emerging Markets Income Fund	9

Fund price and distribution information For the period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	7		7	7	7		7

Income	$0.169705		$0.139971	$0.133444	$0.158827		$0.181309

Capital gains	—		—	—	—		—

Return of capital*	0.064295		0.053029	0.050556	0.060173		0.068691

Total	$0.234000		$0.193000	$0.184000	$0.219000		$0.250000

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

3/27/13†	$10.00	$10.42	$10.00	$10.00	$10.00	$10.34	$10.00

11/30/13	9.10	9.48	9.09	9.10	9.10	9.41	9.10

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	4.75%	4.56%	3.96%	4.09%	4.48%	4.34%	5.01%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	5.26	4.65	4.69	N/A	4.96	5.73

Current 30-day SEC yield
(without expense limitation) [3]	N/A	3.35	2.66	2.70	N/A	3.04	3.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See Page 48.

† Inception date of the fund.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Comparative index returns For the period ended 11/30/13

	Putnam Emerging Markets	Lipper Emerging
	Income Blended Index	Markets Debt Funds
	(Equal Weighted)†	category average*

Life of fund	–4.72%	–5.51%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 11/30/13, there were 164 funds in this Lipper category.

† The blended index is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index —Emerging Markets Global Diversified.

10	Emerging Markets Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been $9,281 ($8,827 after contingent deferred sales sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $9,282 ($9,191 after contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $9,014. A $10,000 investment in the fund’s class Y shares would have been valued at $9,348.

Fund performance as of most recent calendar quarter
Total return for the period ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/27/13)		(3/27/13)		(3/27/13)		(3/27/13)		3/27/13

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	–6.82%	–10.55%	–7.29%	–11.82%	–7.38%	–8.29%	–6.98%	–10.01%	–6.64%

See the discussion following the Fund performance table on page 9 for information about the calculation of fund performance.

Emerging Markets Income Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Estimated net expenses for the fiscal year
ended 11/30/13*†	1.25%	2.00%	2.00%	1.50%	1.00%

Estimated total annual operating expenses for
the fiscal year ended 11/30/13†	1.88%	2.63%	2.63%	2.13%	1.63%

Annualized expense ratio for the six-month
period ended 11/30/13#	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† Other expenses are based on estimated amounts for the current fiscal year.

# For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.15	$9.82	$9.82	$7.37	$4.92

Ending value (after expenses)	$962.20	$958.50	$958.80	$960.90	$963.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Emerging Markets Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.33	$10.10	$10.10	$7.59	$5.06

Ending value (after expenses)	$1,018.80	$1,015.04	$1,015.04	$1,017.55	$1,020.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Corporate Emerging Markets Bond Index Diversified is a corporate emerging-market benchmark that tracks U.S.-denominated corporate bonds issued by emerging-market entities.

JPMorgan Emerging Markets Bond Index Global Diversified is composed of U.S. dollar-denominated Brady bonds, eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

JPMorgan Government Bond Index — Emerging Markets Global Diversified tracks local currency bonds issued by emerging-markets governments.

Putnam Emerging Markets Income Blended Index is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index —Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

14	Emerging Markets Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Income Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Emerging Markets Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Emerging Markets Income Fund	17

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in December 2012).

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with

18	Emerging Markets Income Fund

economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until March 2013. However, these limitations remain in effect and may benefit your fund in subsequent years. In addition, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract) exceed an annual rate of 1.00% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in December 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being

Emerging Markets Income Fund	19

provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. Because your fund commenced operations on March 27,

20 Emerging Markets Income Fund

2013, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services

Emerging Markets Income Fund	21

provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

22 Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period from March 27, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Income Fund as of November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from March 27, 2013 to November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 10, 2014

24 Emerging Markets Income Fund

The fund’s portfolio 11/30/13

CORPORATE BONDS AND NOTES (52.3%)*		Principal amount	Value

Banking (15.0%)
Banco de Credito del Peru 144A sr. unsec. sub. FRN notes
6 1/8s, 2027 (Peru)		$200,000	$201,500

Banco de Credito del Peru/Panama 144A sr. unsec. sub. FRN
notes 6 7/8s, 2026 (Peru)		50,000	52,250

Banco do Brasil SA 144A jr. sub. FRB bonds 9 1/4s, 2049 (Brazil)		200,000	205,929

Banco Nacional de Costa Rica 144A sr. unsec. notes
4 7/8s, 2018		200,000	198,017

BBVA Banco Continental SA 144A sr. unsec. notes 3 1/4s,
2018 (Peru)		500,000	490,502

State Bank of India/London 144A sr. unsec. unsub. notes
4 1/8s, 2017 (India)		200,000	202,757

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		200,000	218,475

			1,569,430
Basic materials (4.0%)
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		200,000	221,500

Mexichem SAB de CV 144A sr. unsec. notes 4 7/8s,
2022 (Mexico)		200,000	192,000

			413,500
Capital goods (1.1%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696s, 2023 (Brazil)		111,000	111,000

			111,000
Coal (1.6%)
Indo Energy Finance II BV 144A company guaranty sr. notes
6 3/8s, 2023 (Indonesia)		200,000	167,000

			167,000
Communication services (5.5%)
America Movil SAB de CV sr. unsec. notes 6.45s, 2022 (Mexico)	MXN	4,700,000	333,837

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		$200,000	209,000

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		50,000	36,000

			578,837
Consumer cyclicals (2.2%)
Grupo Televisa, S.A.B sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	2,000,000	118,174

Hutchison Whampoa International 12, Ltd. 144A company
guaranty unsec. sub. FRB bonds 6s, 2049 (Cayman Islands)		$100,000	106,250

			224,424
Consumer staples (2.9%)
JBS Investments GmbH 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Austria)		200,000	200,500

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		100,000	104,500

			305,000
Investment banking/Brokerage (1.9%)
Morgan Stanley sr. unsec. notes 11 1/2s, 2020 (Brazil)	BRL	470,000	193,203

			193,203
Oil and gas (11.9%)
Ecopetrol SA sr. unsec. unsub. notes 7 5/8s, 2019 (Colombia)		$50,000	59,000

KazMunayGas National Co., JSC 144A sr. unsec. bonds 6 3/8s,
2021 (Kazakhstan)		200,000	217,500

Emerging Markets Income Fund	25

CORPORATE BONDS AND NOTES (52.3%)* cont.		Principal amount	Value

Oil and gas cont.
Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)		$200,000	$186,090

Nexen Energy ULC sr. unsec. unsub. notes 6.4s, 2037 (Canada)		100,000	114,486

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)		200,000	182,250

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)		200,000	200,622

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		200,000	159,000

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		100,000	126,750

			1,245,698
Real estate (1.9%)
Country Garden Holdings Co., Ltd. 144A company guaranty sr.
unsec. unsub. notes 7 1/2s, 2023 (China)		200,000	193,500

			193,500
Transportation (1.1%)
DP World Sukuk, Ltd. 144A unsec. bonds 6 1/4s, 2017
(Cayman Islands)		100,000	109,880

			109,880
Utilities and power (3.2%)
Cenrais Electricas Brasileiras SA 144A sr. unsec. unsub. notes
6 7/8s, 2019 (Brazil)		100,000	107,000

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)		200,000	229,146

			336,146

Total corporate bonds and notes (cost $5,969,962)			$5,447,618

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (39.5%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$276,932	$217,669

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		553,864	437,553

Brazil (Federal Republic of) sr. unsec. unsub. bonds 7 1/8s,
2037 (Brazil)		200,000	227,076

Columbia (Republic of) sr. unsec. notes 4 3/8s, 2023 (Colombia)	COP	300,000,000	137,576

Eskom Holdings SOC, Ltd. 144A sr. unsub. notes 5 3/4s, 2021
(South Africa)		$200,000	196,000

Financing of Infrastructural Projects State Enterprise 144A sr.
unsec. bonds 9s, 2017 (Ukraine)		200,000	174,250

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		29,000	31,375

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		130,870	128,253

Hungary (Government of) sr. unsub. notes 6 1/4s,
2020 (Hungary)		100,000	107,375

Malaysia (Federation of) sr. unsec. notes 3.492s, 2020 (Malaysia)	MYR	675,000	203,562

Peru (Republic of) sr. unsec. bonds 8 3/4s, 2033 (Peru)		$75,000	104,798

Peru (Republic of) 144A sr. unsec. notes 6.9s, 2037 (Peru)	PEN	350,000	127,150

Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65s, 2021 (Mexico)	MXN	11,000	87,572

26 Emerging Markets Income Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (39.5%)* cont.		Principal amount	Value

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s,
2034 (Philippines)		$150,000	$177,344

Poland (Republic of) unsec. bonds 5 1/4s, 2020 (Poland)	PLN	500,000	171,631

Russia (Federation of) unsec. bonds 8.15s, 2027 (Russia)	RUB	5,000,000	154,120

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$160,875	188,381

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		47,203	46,381

Slovenia (Republic of) 144A sr. unsec. bonds 5.85s,
2023 (Slovenia)		200,000	200,835

South Africa (Republic of) unsec. bonds 7 3/4s, 2023
(South Africa)	ZAR	2,000,000	193,042

Turkey (Republic of) unsec. bonds 9s, 2017 (Turkey)	TRY	800,000	395,185

Turkey (Republic of) unsec. bonds 6s, 2041 (Turkey)		$200,000	188,418

Ukraine (Government of) 144A sr. unsec. unsub. bonds 6.58s,
2016 (Ukraine)		100,000	89,116

Venezuela (Republic of) sr. unsec. unsub. notes 12 3/4s,
2022 (Venezuela)		150,000	134,523

Total foreign government and agency bonds and notes (cost $4,462,895)			$4,119,185

SHORT-TERM INVESTMENTS (8.2%)*		Shares	Value

Putnam Short Term Investment Fund 0.08% L		849,938	$849,938

Total short-term investments (cost $849,938)			$849,938

TOTAL INVESTMENTS

Total investments (cost $11,282,795)			$10,416,741

Key to holding’s currency abbreviations

BRL	Brazilian Real
COP	Colombian Peso
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
OJSC	Open Joint Stock Company

Emerging Markets Income Fund	27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 27, 2013 (commencement of operations) through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $10,424,483.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $90,765 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Brazil	11.0%	Malaysia	2.0%

Peru	9.4	India	1.9

Mexico	9.1	Slovenia	1.9

United States	8.2	Austria	1.9

Russia	7.2	Costa Rica	1.9

Argentina	6.3	Colombia	1.9

Turkey	5.6	China	1.9

South Africa	3.7	Philippines	1.7

Indonesia	3.4	Poland	1.6

Venezuela	2.8	Ghana	1.5

Ukraine	2.5	Trinidad	1.2

South Korea	2.2	Canada	1.1

Kazakhstan	2.1	Hungary	1.0

Cayman Islands	2.1	Other	0.9

Jamaica	2.0	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $12,056,503)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$77,186	$81,756	$(4,570)

	Brazilian Real	Sell	1/3/14	79,738	79,968	230

	Chilean Peso	Buy	1/16/14	199,883	211,381	(11,498)

	Chilean Peso	Sell	1/16/14	199,883	204,286	4,403

	Peruvian New Sol	Sell	1/16/14	72,169	71,980	(189)

	Singapore Dollar	Buy	2/19/14	5,738	5,007	731

28 Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $12,056,503) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Brazilian Real	Buy	1/3/14	$129,026	$147,338	$(18,312)

	Euro	Sell	12/18/13	82,886	81,471	(1,415)

	New Taiwan Dollar	Sell	2/19/14	52,187	52,879	692

	New Zealand Dollar	Buy	1/16/14	79,809	79,774	35

	New Zealand Dollar	Sell	1/16/14	79,809	79,793	(16)

	Thai Baht	Buy	2/19/14	228,529	234,716	(6,187)

	Turkish Lira	Sell	12/18/13	35,719	30,020	(5,699)

Credit Suisse International
	Canadian Dollar	Buy	1/16/14	162,541	164,381	(1,840)

	Canadian Dollar	Sell	1/16/14	162,541	167,168	4,627

	Czech Koruna	Buy	12/18/13	359,745	361,856	(2,111)

	Czech Koruna	Sell	12/18/13	359,745	383,542	23,797

	Euro	Buy	12/18/13	164,142	161,677	2,465

	Euro	Sell	12/18/13	164,142	165,830	1,688

	Japanese Yen	Sell	2/19/14	48,191	50,184	1,993

	Mexican Peso	Sell	1/16/14	2,454	5,818	3,364

	New Zealand Dollar	Buy	1/16/14	160,267	166,847	(6,580)

	New Zealand Dollar	Sell	1/16/14	160,267	160,930	663

	Philippine Peso	Buy	2/19/14	15,995	16,218	(223)

	Singapore Dollar	Sell	2/19/14	47,659	49,411	1,752

	South African Rand	Buy	1/16/14	110,758	111,311	(553)

	South Korean Won	Buy	2/19/14	118,987	118,836	151

	Swedish Krona	Buy	12/18/13	162,570	159,922	2,648

	Swedish Krona	Sell	12/18/13	162,570	161,411	(1,159)

	Swiss Franc	Buy	12/18/13	125,570	127,177	(1,607)

	Swiss Franc	Sell	12/18/13	125,570	123,713	(1,857)

Deutsche Bank AG
	Canadian Dollar	Buy	1/16/14	81,223	82,263	(1,040)

	Canadian Dollar	Sell	1/16/14	81,223	83,302	2,079

	Euro	Sell	12/18/13	29,622	36,820	7,198

	Polish Zloty	Buy	12/18/13	171,858	178,475	(6,617)

	Romanian Leu	Buy	12/18/13	21,020	20,093	927

	Swiss Franc	Buy	12/18/13	82,757	81,918	839

	Swiss Franc	Sell	12/18/13	82,757	81,339	(1,418)

	Turkish Lira	Buy	12/18/13	71,191	72,849	(1,658)

	Turkish Lira	Sell	12/18/13	71,191	71,455	264

Goldman Sachs International
	British Pound	Buy	12/18/13	85,079	84,033	1,046

	British Pound	Sell	12/18/13	85,079	83,637	(1,442)

	Chilean Peso	Buy	1/16/14	196,717	208,172	(11,455)

	Chilean Peso	Sell	1/16/14	196,717	200,976	4,259

	Euro	Sell	12/18/13	44,160	42,787	(1,373)

Emerging Markets Income Fund 29

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $12,056,503) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Canadian Dollar	Buy	1/16/14	$80,189	$81,221	$(1,032)

	Canadian Dollar	Sell	1/16/14	80,189	81,093	904

	Euro	Sell	12/18/13	82,886	81,470	(1,416)

	Indonesian Rupiah	Buy	2/19/14	231,582	245,917	(14,335)

	New Taiwan Dollar	Sell	2/19/14	52,190	52,888	698

	Nigerian Naira	Buy	1/16/14	61,971	59,944	2,027

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/16/14	91,947	94,516	2,569

	Brazilian Real	Buy	1/3/14	147,313	164,561	(17,248)

	Canadian Dollar	Buy	1/16/14	80,189	81,328	(1,139)

	Canadian Dollar	Sell	1/16/14	80,189	81,092	903

	Czech Koruna	Buy	12/18/13	46,000	48,115	(2,115)

	Czech Koruna	Sell	12/18/13	46,000	47,321	1,321

	Euro	Sell	12/18/13	23,372	28,293	4,921

	Hungarian Forint	Buy	12/18/13	42,563	37,947	4,616

	Malaysian Ringgit	Buy	2/19/14	133,725	135,344	(1,619)

	Mexican Peso	Sell	1/16/14	57,758	59,986	2,228

	New Taiwan Dollar	Sell	2/19/14	93,868	95,664	1,796

	New Zealand Dollar	Buy	1/16/14	80,134	83,723	(3,589)

	New Zealand Dollar	Sell	1/16/14	80,134	80,765	631

	Norwegian Krone	Buy	12/18/13	81,317	84,188	(2,871)

	Norwegian Krone	Sell	12/18/13	81,317	80,795	(522)

	Polish Zloty	Buy	12/18/13	408,861	401,961	6,900

	Polish Zloty	Sell	12/18/13	406,891	402,919	(3,972)

	Russian Ruble	Buy	12/18/13	177,999	174,037	3,962

	Singapore Dollar	Sell	2/19/14	13,150	13,688	538

	South African Rand	Sell	1/16/14	468	470	2

	South Korean Won	Buy	2/19/14	115,595	115,498	97

	Swedish Krona	Buy	12/18/13	81,933	83,867	(1,934)

	Swedish Krona	Sell	12/18/13	81,933	80,594	(1,339)

	Swiss Franc	Buy	12/18/13	82,757	81,918	839

	Swiss Franc	Sell	12/18/13	82,757	81,338	(1,419)

Royal Bank of Scotland PLC (The)
	Brazilian Real	Buy	1/3/14	306,066	324,283	(18,217)

	Brazilian Real	Sell	1/3/14	316,273	319,245	2,972

	British Pound	Buy	12/18/13	83,279	81,887	1,392

	British Pound	Sell	12/18/13	83,279	81,387	(1,892)

	Canadian Dollar	Buy	1/16/14	81,223	82,378	(1,155)

	Canadian Dollar	Sell	1/16/14	81,223	83,720	2,497

	Euro	Sell	12/18/13	116,176	117,254	1,078

	Hungarian Forint	Buy	12/18/13	153,555	158,870	(5,315)

	Mexican Peso	Sell	1/16/14	4,513	6,324	1,811

30 Emerging Markets Income Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $12,056,503) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Swedish Krona	Buy	12/18/13	$81,948	$83,885	$(1,937)

	Swedish Krona	Sell	12/18/13	81,948	80,616	(1,332)

State Street Bank and Trust Co.
	Brazilian Real	Sell	1/3/14	122,052	113,989	(8,063)

	Colombian Peso	Sell	1/16/14	45,296	46,138	842

	Czech Koruna	Buy	12/18/13	46,000	48,117	(2,117)

	Czech Koruna	Sell	12/18/13	46,000	47,356	1,356

	Euro	Buy	12/18/13	200,421	191,553	8,868

	Mexican Peso	Buy	1/16/14	143,099	141,918	1,181

	Mexican Peso	Sell	1/16/14	143,099	144,265	1,166

	New Taiwan Dollar	Sell	2/19/14	120,739	122,337	1,598

	New Zealand Dollar	Buy	1/16/14	80,134	83,116	(2,982)

	New Zealand Dollar	Sell	1/16/14	80,134	80,727	593

	Polish Zloty	Buy	12/18/13	170,534	175,695	(5,161)

	Singapore Dollar	Sell	2/19/14	285,395	289,207	3,812

	South Korean Won	Buy	2/19/14	143,013	143,005	8

	Swiss Franc	Buy	12/18/13	125,570	127,176	(1,606)

	Swiss Franc	Sell	12/18/13	125,570	124,294	(1,276)

	Turkish Lira	Buy	12/18/13	48,645	49,780	(1,135)

	Turkish Lira	Sell	12/18/13	48,645	49,223	578

WestPac Banking Corp.
	Australian Dollar	Sell	1/16/14	69,618	71,577	1,959

Total						$(63,043)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$5,447,618	$—

Foreign government and agency bonds and notes	—	4,119,185	—

Short-term investments	849,938	—	—

Totals by level	$849,938	$9,566,803	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(63,043)	$—

Totals by level	$—	$(63,043)	$—

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	31

Statement of assets and liabilities 11/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,432,857)	$9,566,803
Affiliated issuers (identified cost $849,938) (Notes 1 and 6)	849,938

Cash	5,133

Foreign currency (cost $6,310) (Note 1)	6,130

Interest and other receivables	178,489

Receivable for shares of the fund sold	734

Receivable for investments sold	844

Receivable from Manager (Note 2)	29,356

Unrealized appreciation on forward currency contracts (Note 1)	132,514

Unamortized offering costs (Note 1)	34,848

Total assets	10,804,789

LIABILITIES

Payable for custodian fees (Note 2)	4,980

Payable for investor servicing fees (Note 2)	2,492

Payable for Trustee compensation and expenses (Note 2)	75

Payable for administrative services (Note 2)	35

Payable for distribution fees (Note 2)	4,177

Payable for auditing and tax fees	54,039

Payable for offering costs (Note 1)	109,652

Unrealized depreciation on forward currency contracts (Note 1)	195,557

Other accrued expenses	9,299

Total liabilities	380,306

Net assets	$10,424,483

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$11,327,904

Undistributed net investment income (Note 1)	40,774

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,414)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(929,781)

Total — Representing net assets applicable to capital shares outstanding	$10,424,483

(Continued on next page)

32 Emerging Markets Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,521,262 divided by 1,046,462 shares)	$9.10

Offering price per class A share (100/96.00 of $9.10)*	$9.48

Net asset value and offering price per class B share ($19,326 divided by 2,125 shares)**	$9.09

Net asset value and offering price per class C share ($156,893 divided by 17,241 shares)**	$9.10

Net asset value and redemption price per class M share ($20,449 divided by 2,247 shares)	$9.10

Offering price per class M share (100/96.75 of $9.10)†	$9.41

Net asset value, offering price and redemption price per class Y share
($706,553 divided by 77,649 shares)	$9.10

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	33

Statement of operations For the period 3/27/13 (commencement of operations) to 11/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $26) (including interest income of $500 from investments
in affiliated issuers) (Note 6)	$389,868

Total investment income	389,868

EXPENSES

Compensation of Manager (Note 2)	50,459

Investor servicing fees (Note 2)	9,978

Custodian fees (Note 2)	7,548

Trustee compensation and expenses (Note 2)	528

Distribution fees (Note 2)	17,635

Administrative services (Note 2)	181

Amortization of offering costs (Note 1)	74,804

Auditing and tax fees	65,128

Other	14,229

Fees waived and reimbursed by Manager (Note 2)	(153,530)

Total expenses	86,960

Expense reduction (Note 2)	(407)

Net expenses	86,553

Net investment income	303,315

Net realized loss on investments (Notes 1 and 3)	(14,415)

Net realized loss on foreign currency transactions (Note 1)	(77,548)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(63,727)

Net unrealized depreciation of investments during the period	(866,054)

Net loss on investments	(1,021,744)

Net decrease in net assets resulting from operations	$(718,429)

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Income Fund

Statement of changes in net assets

For the period 3/27/13
(commencement of operations)
INCREASE IN NET ASSETS	to 11/30/13

Operations:
Net investment income	$303,315

Net realized loss on investments and foreign currency transactions	(91,963)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(929,781)

Net decrease in net assets resulting from operations	(718,429)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(174,435)

Class B	(287)

Class C	(2,047)

Class M	(344)

Class Y	(7,879)

From return of capital
Class A	(66,086)

Class B	(109)

Class C	(775)

Class M	(131)

Class Y	(2,985)

Increase from capital share transactions (Note 4)	1,397,990

Total increase in net assets	424,483

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including undistributed net investment income of $40,774)	$10,424,483

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From		Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	From	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2013†	$10.00	.28	(.95)	(.67)	(.17)	(.06)	(.23)	$9.10	(6.68)*	$9,521	.85*	2.98*	5*

Class B
November 30, 2013†	$10.00	.24	(.96)	(.72)	(.14)	(.05)	(.19)	$9.09	(7.19)*	$19	1.36*	2.57*	5*

Class C
November 30, 2013†	$10.00	.24	(.96)	(.72)	(.13)	(.05)	(.18)	$9.10	(7.18)*	$157	1.36*	2.56*	5*

Class M
November 30, 2013†	$10.00	.27	(.95)	(.68)	(.16)	(.06)	(.22)	$9.10	(6.83)*	$20	1.02*	2.87*	5*

Class Y
November 30, 2013†	$10.00	.31	(.96)	(.65)	(.18)	(.07)	(.25)	$9.10	(6.52)*	$707	.68*	3.35*	5*

* Not annualized.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2013	1.51%

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Income Fund	Emerging Markets Income Fund	37

Notes to financial statements 11/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 27, 2013 (commencement of operations) through November 30, 2013.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JP Morgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as our views on the currencies of those countries when making investment decisions.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering each class of shares on March 27, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders,

38 Emerging Markets Income Fund

between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

Emerging Markets Income Fund 39

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $92,794 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the period, once filed, remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term

40 Emerging Markets Income Fund

or long-term capital losses. At November 30, 2013 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$5,473	$—	$5,473

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $8,941 recognized during the period between November 1, 2013 and November 30, 2013 to its fiscal year ending November 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses and late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $77,549 to decrease undistributed net investment income and $77,549 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$160,003
Unrealized depreciation	(1,026,057)

Net unrealized depreciation	(866,054)
Capital loss carryforward	(5,473)
Post-October capital loss deferral	(8,941)
Cost for federal income tax purposes	$11,282,795

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $109,652 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the

Emerging Markets Income Fund	41

continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $5,018 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $148,512 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,446	Class M	19

Class B	17	Class Y	343

Class C	153	Total	$9,978

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $407 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

42 Emerging Markets Income Fund

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,393	Class M	66

Class B	119	Total	$17,635

Class C	1,057

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $370 and $15 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,911,588 and $435,146, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 3/27/13
	(commencement of operations) to 11/30/13

Class A	Shares	Amount

Shares sold	41,540	$392,476

Shares issued in connection with reinvestment of distributions	18,077	167,544

	59,617	560,020

Shares repurchased	(9,155)	(84,706)

Net increase	50,462	$475,314

	For the period 3/27/13
	(commencement of operations) to 11/30/13

Class B	Shares	Amount

Shares sold	1,110	$11,108

Shares issued in connection with reinvestment of distributions	36	335

	1,146	11,443

Shares repurchased	(21)	(190)

Net increase	1,125	$11,253

Emerging Markets Income Fund 43

	For the period 3/27/13
	(commencement of operations) to 11/30/13

Class C	Shares	Amount

Shares sold	32,383	$322,201

Shares issued in connection with reinvestment of distributions	295	2,758

	32,678	324,959

Shares repurchased	(16,437)	(154,752)

Net increase	16,241	$170,207

	For the period 3/27/13
	(commencement of operations) to 11/30/13

Class M	Shares	Amount

Shares sold	1,203	$11,858

Shares issued in connection with reinvestment of distributions	44	406

	1,247	12,264

Shares repurchased	—	—

Net increase	1,247	$12,264

	For the period 3/27/13
	(commencement of operations) to 11/30/13

Class Y	Shares	Amount

Shares sold	76,638	$728,784

Shares issued in connection with reinvestment of distributions	1,163	10,768

	77,801	739,552

Shares repurchased	(1,152)	(10,600)

Net increase	76,649	$728,952

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,013,527	96.9%	$9,223,096

Class B	1,014	47.7	9,217

Class C	1,013	5.9	9,218

Class M	1,016	45.2	9,246

Class Y	1,019	1.3	9,273

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 18, 2013 and commenced operations on March 27, 2013. Prior to March 27, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,960,000	996,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

44 Emerging Markets Income Fund

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$—	$11,161,731	$10,311,793	$500	$849,938

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$15,500,000

The following is a summary of the market value of derivative instruments as of the close of the reporting period:

Market value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign
exchange contracts	Receivables	$132,514	Payables	$195,557

Total		$132,514		$195,557

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(76,178)	$(76,178)

Total	$(76,178)	$(76,178)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(63,043)	$(63,043)

Total	$(63,043)	$(63,043)

Emerging Markets Income Fund 45

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$5,364	$727	$43,148	$11,307	$5,305	$3,629	$31,323	$9,750	$20,002	$1,959	$132,514

Total Assets	$5,364	$727	$43,148	$11,307	$5,305	$3,629	$31,323	$9,750	$20,002	$1,959	$132,514

Liabilities:

Forward currency contracts#	16,257	31,629	15,930	10,733	14,270	16,783	37,767	29,848	22,340	—	195,557

Total Liabilities	$16,257	$31,629	$15,930	$10,733	$14,270	$16,783	$37,767	$29,848	$22,340	$—	$195,557

Total Financial and Derivative Net Assets	$(10,893)	$(30,902)	$27,218	$574	$(8,965)	$(13,154)	$(6,444)	$(20,098)	$(2,338)	$1,959	$(63,043)

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(10,893)	$(30,902)	$27,218	$574	$(8,965)	$(13,154)	$(6,444)	$(20,098)	$(2,338)	$1,959	$(63,043)

#Covered by master netting agreement.

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

46 Emerging Markets Income Fund	Emerging Markets Income Fund 47

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $94,973 or $0.08 per share (for all classes of shares). Taxes paid to foreign countries were $26 or less than $0.01 per share (for all classes of shares).

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

48 Emerging Markets Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Emerging Markets Income Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Emerging Markets Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Emerging Markets Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG, LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR
US SKI TEAM
US SNOWBOARDING

Putnam INVESTMENTS

AN120
284878 1/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2013*	$60,003	$ —	$5,000	$ —

* :	For the period March 27, 2013 (commencement of operations) to November 30, 2013

For the fiscal year ended November 30, 2013 the fund’s independent auditor billed aggregate non-audit fees in the amount of $5,000 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2013*	$ —	$ —	$ —	$ —

* :	For the period March 27, 2013 (commencement of operations) to November 30, 2013

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014